EXHIBIT 10.7

                                 PROMISSORY NOTE



US$50,000.00                                                     AUGUST 24, 2005
                                                     VANCOUVER, BRITISH COLUMBIA


For value received, BRAVO RESOURCES LTD. ("Maker") promises to pay to the order of BEN KIRK, the sum of FIFTY THOUSAND DOLLARS (US$50,000.00), with interest to accrue at the rate of THREE AND ONE-HALF PERCENT (3.5%) from the date of the advance as set forth below until this Note is paid in full:

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              DATE OF ADVANCE                  AMOUNT OF ADVANCE
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              August 24, 2005                     US$50,000.00
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This Note  shall be due as to the  advance  two (2) years  from the date of such advance, but in no event later than August 23, 2007.

Maker may prepay this Note at any time without penalty.

Payment of this Note is not secured.

Should legal proceedings be necessary to enforce the payment of this Note, Maker shall be liable for all costs of collection, including attorneys' fees.

"Maker"
BRAVO RESOURCES LTD.


By:      /S/ DANIEL SAVINO
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         Daniel Savino, President